EXHIBIT 10.1

VICON INDUSTRIES, INC. VOTING AND LOCK-UP AGREEMENT
This VICON INDUSTRIES, INC. VOTING AND LOCK-UP AGREEMENT (this “Agreement”), dated as of March 28, 2014, is by and between IQinVision, Inc., a California corporation (the “Company”), and each of the undersigned shareholders (each, a “Shareholder,” and, collectively, the “Shareholders”) of Vicon Industries, Inc., a New York corporation (“Vicon”), identified on the signature page hereto.
A. The Company, Vicon and VI Merger Sub, Inc., a California corporation and direct, wholly owned subsidiary of Vicon (“Merger Sub”) are entering into an Agreement and Plan of Merger and Reorganization (as amended from time to time, the “Merger Agreement”), dated as of the date hereof, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), after which time the Company will be a direct, wholly owned subsidiary of Vicon;
B. As of the date hereof, each Shareholder is the Beneficial Owner (as defined below) of, and has the sole right to vote and dispose of, that number of each class of the issued and outstanding capital stock of Vicon (the “Vicon Shares”) set forth opposite such Shareholder’s name on Schedule A hereto; and
C. Concurrently with the entry by the Company, Vicon and Merger Sub into the Merger Agreement, and as a condition and inducement to the willingness of the Company to enter into the Merger Agreement and incur the obligations set forth therein, the Company has required that the Shareholders enter into this Agreement.
Accordingly, and in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I.
Definitions
Capitalized terms used but not defined in this Agreement are used in this Agreement with the meanings given to such terms in the Merger Agreement. In addition, for purposes of this Agreement:
“Affiliate” means, with respect to any specified Person, a Person who, at the time of determination, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person. For purposes of this Agreement, with respect to a Shareholder, “Affiliate” does not include Vicon and the Persons that directly, or indirectly through one or more intermediaries, are controlled by Vicon. For the avoidance of doubt, no officer or director of Vicon will be deemed an Affiliate of another officer or director of Vicon by virtue of his or her status as an officer or director of Vicon.
“Beneficially Owned” or “Beneficial Ownership” with respect to any securities means having beneficial ownership of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act, disregarding the phrase “within 60 days” in paragraph (d)(1)(i) thereof), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities, securities Beneficially Owned by a Person include securities Beneficially Owned by (i) all Affiliates of such Person, and (ii) all other Persons with whom such Person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.
“Beneficial Owner” with respect to any securities means a Person that has Beneficial Ownership of such securities.
“Subject Shares” means, with respect to a Shareholder, without duplication, (i) the Vicon Shares owned by such Shareholder on the date hereof as described on Schedule A, (ii) any additional shares of Vicon acquired by such Shareholder, over which such Shareholder acquires Beneficial Ownership from and after the date hereof, whether pursuant to existing stock option agreements, warrants or otherwise, and (iii) any shares into which the Vicon Shares may be converted, exchanged or reclassified. Without limiting the other provisions of this Agreement, in the event that Vicon changes the number of Vicon Shares issued and outstanding prior to the Termination Date (as defined in Article VI) as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, combination, recapitalization, subdivision, or other similar transaction, the number of Subject Shares subject to this Agreement will be equitably adjusted to reflect such change.
“Transfer” means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” has a correlative meaning.
ARTICLE II.
Covenants of Shareholders
2.1 Irrevocable Proxy. Concurrently with the execution of this Agreement, each Shareholder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A (the “Proxy”), which will be irrevocable to the extent provided in Section 609 of the Business Corporation Law of the State of New York with respect to the Subject Shares referred to therein.
2.2 Agreement to Vote.
(a) At each and every meeting of the shareholders of Vicon held prior to the Termination Date, however called, and at every adjournment or postponement thereof prior to the Termination Date, or in connection with each and every written consent of, or any other action by, the shareholders of Vicon given or solicited prior to the Termination Date, each Shareholder will vote, or provide a consent with respect to, all of the Subject Shares entitled to vote or to consent thereon (i) in favor of the issuance of the aggregate Merger Consideration pursuant to the Merger Agreement, and any actions required in furtherance thereof, and (ii) against any proposal or transaction involving Vicon, the effect of which proposal or transaction is to delay, impair, prevent or nullify the Merger or the transactions contemplated by the Merger Agreement, and (iii) against any other action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of Vicon or its shareholders under the Merger Agreement.
(b) No Shareholder will enter into any agreement with any Person (other than the Company) prior to the Termination Date (with respect to periods prior to or after the Termination Date) directly or indirectly to vote, grant any proxy or give instructions with respect to the voting of, the Subject Shares in respect of the matters described in Section 2.2(a) hereof, or the effect of which would be inconsistent with or violate any provision contained in this Section 2.2. Any vote or consent (or withholding of consent) by any Shareholder that is not in accordance with this Section 2.2 will be considered null and void, and the provisions of the Proxy will be deemed to take immediate effect.
2.3 Revocation of Proxies. Each Shareholder hereby represents and warrants that any proxies heretofore given in respect of the Subject Shares with respect to the matters described in Section 2.2(a) hereof are not irrevocable, and such Shareholder hereby revokes any and all prior proxies with respect to such Subject Shares as they relate to such matters. Prior to the Termination Date, such Shareholder will not directly or indirectly grant any proxies or powers of attorney with respect to the matters set forth in Section 2.2(a) hereof (other than to the Company), deposit any of the Subject Shares or enter into a voting agreement (other than this Agreement) with respect to any of the Subject Shares relating to any matter described in Section 2.2(a).
2.4 No Transfer of Subject Shares; Publicity. Each Shareholder agrees that:
(a) It (i) will not Transfer or agree to Transfer any of the Subject Shares or, with respect to any matter described in Section 2.2(a), grant any proxy or power-of-attorney with respect to any of the Subject Shares, (ii) will take all action reasonably necessary to prevent creditors in respect of any pledge of the Subject Shares from exercising their rights under such pledge, and (iii) will not take any action that would make in a material respect any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or disabling such Shareholder from performing any of its material obligations hereunder; provided, however, that Shareholder may (x) Transfer shares to Affiliates or charitable organizations, (y) if Shareholder is an individual, Transfer the Subject Shares to any member of Shareholder’s immediate family, or to a trust for the benefit of Shareholder or any member of Shareholder’s immediate family for estate planning purposes or for the purposes of personal tax planning, and (z) Transfer Subject Shares upon the death of Shareholder (any such transferee permitted under clause (x), (y) and (z), a “Permitted Transferee”); provided, further, that any such Transfer shall be permitted only if, as a precondition to such Transfer, the Permitted Transferee agrees in writing to be bound by all of the terms of this Agreement.
(b) Unless required by applicable Law or permitted by the Merger Agreement, such Shareholder will not, and will not authorize or direct any of its Affiliates or Representatives to, make any press release or public announcement with respect to this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby, without the prior written consent of the Company in each instance.
ARTICLE III.
Representations, Warranties and Additional Covenants of Shareholders
Each Shareholder represents, warrants and covenants to the Company that:
3.1 Ownership. Such Shareholder is the sole Beneficial Owner and the record and legal owner of the Subject Shares identified opposite such Shareholder’s name on Schedule A and such shares constitute all of the capital stock of Vicon Beneficially Owned by such Shareholder. Such Shareholder has good and valid title to all of the Subject Shares, free and clear of all Liens, claims, options, proxies, voting agreements and security interests and has the sole right to such Subject Shares and there are no restrictions on rights of disposition or other Liens pertaining to such Subject Shares. None of the Subject Shares is subject to any voting trust or other contract with respect to the voting thereof, and no proxy, power of attorney or other authorization has been granted with respect to any of such Subject Shares, except, with respect to a Shareholder that is a partnership, limited partnership, a limited liability company or similar entity, under the partnership agreement, limited partnership agreement, operating agreement or other governing document governing Shareholder and applicable Law (a “Partnership Agreement”), the terms of which Partnership Agreement do not conflict with the terms hereof or the obligations of such Shareholder.
3.2 Authority and Non-Contravention.
(a) Such Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of such Shareholder, and no other proceedings on the part of such Shareholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.
(b) Assuming due authorization, execution and delivery of this Agreement by the Company, this Agreement has been duly and validly executed and delivered by such Shareholder and constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
(c) Such Shareholder is not nor will it be required to make any filing with or give any notice to, or to obtain any consent from, any Person in connection with the execution, delivery or performance of this Agreement or obtain any permit or approval from any Regulatory Authority for any of the transactions contemplated hereby, except to the extent required by Section 13 or Section 16 of the Exchange Act and the rules promulgated thereunder.
(d) Neither the execution and delivery of this Agreement by such Shareholder nor the consummation of the transactions contemplated hereby will directly or indirectly (whether with notice or lapse of time or both) (i) conflict with, result in any violation of or constitute a default by such Shareholder under any mortgage, bond, indenture, agreement, instrument or obligation to which such Shareholder is a party or by which it or any of the Subject Shares are bound, or violate any permit of any Regulatory Authority, or, to such Shareholder’s knowledge, any applicable Law to which such Shareholder, or any of the Subject Shares, may be subject, or (ii) result in the imposition or creation of any Lien upon or with respect to any of the Subject Shares; except, in each case, for conflicts, violations, defaults or Liens that would not individually or in the aggregate be reasonably expected to prevent or materially impair or delay the performance by such Shareholder of its obligations hereunder.
(e) Such Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Article II hereof and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares, with no limitations, qualifications or restrictions on such rights.
3.3 Total Shares. Except as set forth on Schedule A, no Shareholder is the Beneficial Owner of, and does not have (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any right to acquire, any Vicon Shares or any securities convertible into or exchangeable or exercisable for Vicon Shares. No Shareholder has any other interest in or voting rights with respect to any Vicon Shares or any securities convertible into or exchangeable or exercisable for Vicon Shares.
3.4 Reliance. Each Shareholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Shareholders’ execution, delivery and performance of this Agreement.
ARTICLE IV.
Representations, Warranties and Covenants of the Company
The Company represents, warrants and covenants to Shareholders that:
(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.
(b) Assuming due authorization, execution and delivery of this Agreement by the Shareholders, this Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
ARTICLE V.
[Reserved]
ARTICLE VI.
Term and Termination
6.1 This Agreement will become effective upon its execution by the Shareholders and the Company. This Agreement will terminate upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement, or (c) written notice by the Company to the Shareholders of the termination of this Agreement (the date of the earliest of the events described in clauses (a), (b), and (c), the “Termination Date”). Notwithstanding the foregoing, Article VII of this Agreement shall survive any termination hereof.
ARTICLE VII.
General Provisions
7.1 Action in Shareholder Capacity Only. Each Shareholder is entering into this Agreement solely in such Shareholder’s capacity as a record holder and beneficial owner, as applicable, of the Subject Shares and not in such Shareholder’s capacity as a director or officer of Vicon. Notwithstanding any asserted conflict, nothing herein will limit or affect any Shareholder’s ability to act as an officer or director of Vicon, or to make any presentations to the Vicon Board of Directors or take any other action that he or she determines to be necessary or appropriate in his or her discretion, without regard to this Agreement or any conflict of interest.
7.2 No Ownership Interest. Nothing contained in this Agreement will be deemed to vest in the Company or any of its Affiliates any direct or indirect ownership or incidents of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares will remain and belong to the Shareholders, and neither the Company nor any of its Affiliates will have any authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Vicon or exercise any power or authority to direct any Shareholder in the voting of any of the Subject Shares, except as otherwise expressly provided herein or in the Merger Agreement.
7.3 Notices. All notices, consents, waivers and other communications under this Agreement must be in writing (including facsimile or similar writing) and must be given:

If to the Company, to:
IQinVision, Inc.
33122 Valle Road
San Juan Capistrano, CA 92675
Facsimile Number: (949) 334-3311

with a copy (which will not constitute notice) to:
Stradling Yocca Carlson & Rauth, P.C.
660 Newport Center Drive
Suite 1600
Newport Beach, CA 92660
Facsimile Number: (949) 725-4100
Attention: Christopher D. Ivey

If to any Shareholder, to such Shareholder at its address set forth on Schedule A, or such other address or facsimile number as a party may hereafter specify for the purpose by notice to the other parties hereto. Each notice, consent, waiver or other communication under this Agreement will be effective only (a) if given by facsimile, when the facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received or (b) if given by overnight courier or personal delivery when delivered at the address specified in this Section.
7.4 Further Actions. Upon the reasonable request of any party to this Agreement, the other party will (a) furnish to the requesting party any additional information, (b) execute and deliver, at their own expense, any other documents and (c) take any other actions as the requesting party may reasonably require to more effectively carry out the intent of this Agreement. Each Shareholder hereby agrees that the Company and Vicon may publish and disclose in the Registration Statement and Proxy Statement (including all documents and schedules filed with the SEC) such Shareholder’s identity and ownership of Subject Shares and the nature of such Shareholder’s commitments, arrangements, and understandings under this Agreement and may further file this Agreement as an exhibit to the Registration Statement or in any other filing made by the Company and/or Vicon with the SEC relating to the Merger Agreement or the transactions contemplated thereby. Each Shareholder agrees to notify the Company promptly of any additional shares of capital stock of Vicon of which such Shareholder becomes the record or beneficial owner after the date of this Agreement.

7.5 Entire Agreement and Modification. This Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to its subject matter and constitute (along with the documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except by a written document executed by the party against whose interest the modification will operate. The parties will not enter into any other agreement inconsistent with the terms and conditions of this Agreement and the Proxy, or that addresses any of the subject matters addressed in this Agreement and the Proxy.
7.6 Drafting and Representation. The parties agree that the terms and language of this Agreement were the result of negotiations between the parties and, as a result, there will be no presumption that any ambiguities in this Agreement will be resolved against any party. Any controversy over construction of this Agreement will be decided without regard to events of authorship or negotiation.
7.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.
7.8 No Third-Party Rights. No Shareholder may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the Company. The Company may not assign any of its rights or delegate any of its obligations under this Agreement with respect to any Shareholder without the prior written consent of such Shareholder. This Agreement will apply to, be binding in all respects upon, and inure to the benefit of each of the respective successors, personal or legal representatives, heirs, distributes, devisees, legatees, executors, administrators and permitted assigns of any Shareholder and the successors and permitted assigns of the Company. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement except such rights as may inure to a successor or permitted assignee under this Section.
7.9 Enforcement of Agreement. Each Shareholder acknowledges and agrees that the Company could be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by any Shareholder could not be adequately compensated by monetary damages. Accordingly, each Shareholder agrees that, (a) it will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (b) in addition to any other right or remedy to which the Company may be entitled, at law or in equity, the Company will be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.
7.10 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by a party in exercising any right, power or privilege under this Agreement, the Proxy or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement, the Proxy or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a written document signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement, the Proxy or the documents referred to in this Agreement.
7.11 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed by, construed under and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflict or choice of laws.
7.12 Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement, the Proxy or the transactions contemplated hereby or thereby will be brought exclusively in the United States District Court for the Southern District of New York or, if such court does not have jurisdiction over the subject matter of such proceeding or if such jurisdiction is not available, in the Courts of the State of New York, in New York, New York, and each of the parties hereby consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts. Without limiting the foregoing, each party agrees that service of process on it by notice as provided in Section 7.3 will be deemed effective service of process. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
7.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which, taken together, will constitute one and the same instrument. A facsimile or electronic copy of a party’s signature printed by a receiving facsimile machine or printer (including signatures in Adobe PDF or similar format) shall be deemed an original signature for purposes hereof.
7.14 Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses.
7.15 Headings; Construction. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) ”it” or “its” or words denoting any gender include all genders and (c) the word “including” means “including without limitation,” whether or not expressed.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Vicon Industries, Inc. Voting and Lock-Up Agreement to be duly executed as of the day and year first above written.

THE COMPANY:	IQINVISION, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Vicon Industries, Inc. Voting and Lock-Up Agreement to be duly executed as of the day and year first above written.

SHAREHOLDER:

SCHEDULE A
STOCKHOLDERS

NAME AND ADDRESS OF STOCKHOLDERS	VICON SHARES BENEFICIALLY OWNED

EXHIBIT A
IRREVOCABLE PROXY
From and after the date hereof and until the Termination Date (as defined below), on which date this proxy will terminate and be of no further force or effect, the undersigned shareholder (“Shareholder”) of Vicon Industries, Inc., a New York corporation (“Vicon”), hereby irrevocably (to the full extent permitted by Section 609 of the New York Business Corporation Law) grants to, and appoints, IQinVision, Inc., a California corporation (the “Company”), and any designee of the Company, and each of them individually, as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and re-substitution, to vote the Subject Shares (as defined in the Voting Agreement (as defined below)) of the Shareholder, or grant a consent or approval in respect of the Subject Shares of the Shareholder, in a manner consistent with Section 2.2 of the Voting Agreement, if and only if the Shareholder (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent) in a manner inconsistent with the terms of Section 2.2(a) of the Voting Agreement. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Subject Shares relating to the voting rights expressly provided herein are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Subject Shares relating to such voting rights at any time prior to the Termination Date, on which date this proxy will terminate and be of no further force or effect.
This Proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Vicon Voting and Lock-Up Agreement (as amended from time to time, the “Voting Agreement”) of even date herewith, by and among the Company and Shareholder, and is granted in consideration of the Company entering into the Merger Agreement (as defined in the Voting Agreement). As used herein, the term “Termination Date,” and all capitalized terms used herein and not otherwise defined, will have the meanings set forth in the Voting Agreement. The Shareholder agrees that this proxy will be irrevocable until the Termination Date, on which date this proxy will terminate and be of no further force or effect, and is coupled with an interest sufficient at law to support an irrevocable proxy and given to the Company as an inducement to enter into the Merger Agreement and, to the extent permitted under applicable law, will be valid and binding on any Person to whom Shareholder may transfer any of his, her or its Subject Shares in breach of the Voting Agreement. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.
The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, on which date this proxy will terminate and be of no further force or effect, to act as the undersigned’s attorney and proxy to vote the Subject Shares, and to exercise all voting and other rights of the undersigned with respect to the Subject Shares at every annual, special or adjourned meeting of the shareholders of the Company and in every written consent in lieu of such meeting in a manner consistent with Section 2.2 of the Voting Agreement.
This Proxy will be binding upon the heirs, estate, executors, personal representatives, successors and assigns of Shareholder (including any transferee of any of the Subject Shares), and all authority herein conferred or agreed to be conferred will survive the death or incapacity of the Shareholder.
If any provision of this Proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof will, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction will not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof will not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Proxy. Each provision of this Proxy is separable from every other provision of this Proxy, and each part of each provision of this Proxy is separable from every other part of such provision.
Dated: ______________, 2014

_____________________________
Shareholder Signature

_____________________________
Shareholder Name

___________________________
Title of Signatory (if applicable)